First Quarter 2023 Earnings Call April 21, 2023

FORWARD-LOOKING STATEMENTS This investor presentation contains forward-looking statements, as defined by federal securities laws, including statements about CapStar Financial Holdings, Inc. (“CapStar”) and its financial outlook and business environment. All statements, other than statements of historical fact, included in this release and any oral statements made regarding the subject of this release, including in the conference call referenced herein, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are “forward-looking statements“ within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1955. The words “expect“, “anticipate”, “intend”, “may”, “should”, “plan”, “believe”, “seek“, “estimate“ and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, including, but not limited to: (I) deterioration in the financial condition of borrowers of the Company and its subsidiaries, resulting in significant increases in loan losses and provisions for those losses; (II) the effects of the emergence of widespread health emergencies or pandemics, including the magnitude and duration of the Covid-19 pandemic and its impact on general economic and financial market conditions and on the Company’s customer’s business, results of operations, asset quality and financial condition; (III) the ability to grow and retain low-cost, core deposits and retain large, uninsured deposits, including during times when the Company is seeking to lower rates it pays on deposits; (IV) the impact of competition with other financial institutions, including pricing pressures and the resulting impact on the Company’s results, including as a result of compression to net interest margin; (V) fluctuations or differences in interest rates on loans or deposits from those that the Company is modeling or anticipating, including as a result of the Company’s inability to better match deposit rates with the changes in the short term rate environment, or that affect the yield curve; (VI) difficulties and delays in integrating required businesses or fully realizing cost savings or other benefits from acquisitions; (VII) the Company‘s ability to profitably grow its business and successfully execute on its business plans; (VIII) any matter that would cause the Company to conclude that there was impairment of any asset, including goodwill or other intangible assets; (IX) the vulnerability of the Company’s network and online banking portals, and the systems of customers or parties with whom the Company contracts, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; (X) the availability of and access to capital; (XI) adverse results (including costs, fines, reputational harm, inability to obtain necessary approvals, and/or other negative affects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the Covid-19 pandemic; and (XII) general competitive, economic, political and market conditions. Additional factors which could affect the forward-looking statements can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed with the SEC. The Company disclaims any obligation to update or revise any forward-looking statements contained in this press release (we speak only as of the date hereof ), whether as a result of new information, future events, or otherwise.   NON-GAAP MEASURES This investor presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information may include certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations. Such measures may include: “Efficiency ratio – operating,” “Expenses – operating,” “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating”, "Tangible common equity to tangible assets" or other measures. Management may include these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating CapStar’s underlying performance trends. Further, management uses these measures in managing and evaluating CapStar’s business and intends to refer to them in discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’ included in the exhibits to this presentation. Disclosures

1Q23 results Earnings per share of $0.30 and ROE of 7.41% Includes $2MM provision for credit losses on Signature Bank sub debt, adversely impacting EPS by $0.07 SBA had ~$400,000, or $0.015 per share, of fees deferred to 2Q23 due to closing delays Mortgage and Tri-Net lost $216,000 pretax, or $0.01 per share Focus on deposits and liquidity sources Liquidity sources remain solid with $1.6 billion of on and off-balance sheet liquidity sources Customer deposits increased $57MM, or 10% annualized, EOP 66.1% of total deposits are insured (59.3%) or collateralized (6.8%) Proactively managing risk Managing through a challenging operating environment Active liquidity management retaining and seeking new deposits and testing off-balance sheet sources Asset quality remains strong with low charge-offs, past dues, and criticized and classified levels Deploying capital in a disciplined manner Asheville, Chattanooga, Knoxville expansions performing well having approached $450MM in loans Returned $9.8MM to shareholders in the first quarter through share repurchases and dividends Announced 10% dividend increase Highlights

Liquidity Position $ in millions 1Q23 On-Balance Sheet: Cash & Equivalents $ 176 Unpledged AFS Securities 173 Loans Held for Sale 32 Total On-Balance Sheet $ 381 Off Balance Sheet Capacity: FHLB $ 463 Fed Funds Lines 145 Brokered CDs 188 Fed Discount Window 316 Total Off-Balance Sheet $ 1,112 Temporary 12-24 Month Lift from Federal Reserve Bank Term Lending Facility 60 Total Available Sources $ 1,553 Available liquidity sources of $1.6B Securities portfolio is 12% of total assets and 99.7% categorized as available for sale Strong capital levels TCE 9.67% Leverage 11.20% CET1 12.07% Total Risk-based 14.20% $105MM of Tri-Net unintended use of liquidity EOP Brokered CDs were $372.8MM, an increase of $14.6MM over December 31, 2022 EOP FHLB borrowings were $55.5MM, an increase of $40.5MM Have not accessed the Bank Term Funding Program

Deposit Portfolio Growth Stabilizing deposit balances for the quarter: EOP Customer Deposits increased $57MM or 10% annualized vs. 4Q22 Average Customer deposits declined $78MM or 13% annualized vs. 4Q22 Opened 583 new accounts during 1Q23 with average account size increasing slightly Stable funding from Correspondent banking Solid pipeline as we continue to focus on operating relationships and deposit growth opportunities Average Balance/Account by Segment In thousands 1Q22 2Q22 3Q22 4Q22 1Q23 Consumer $ 22 $ 21 $ 21 $ 20 $ 20 Commercial 147 144 136 126 126 Correspondent 5,126 3,868 2,766 2,840 2,823 Total Customer Deposits $ 48 $ 45 $ 45 $ 46 $ 47

Bank Subordinated Debt Portfolio

- As of March 31, 2023, total Sub-Debt of $66MM book value (2.0% of total assets), $5.2MM unrealized loss
- All were purchased with and currently have investment grade ratings
- Began purchasing in 2019 as a bridge to transition away from ~$300MM of SNCs/other participations/HLTs which were not investment grade and had little direct collateral or guaranties until internal loan origination capabilities were strengthened; today, have ~$450MM of in-market, secured loans with guaranties in Asheville, Chattanooga, and Knoxville
- Most recent purchase was in April 2022 as we continued to purchase to put excess deposits in lower duration securities
- Conservative underwriting guidelines:
  - — Investment grade
  - — Strong franchise
  - — Diversity by issuer; small limit with $2.2MM average holding by issuer with $5MM being the largest
  - — Geographic diversification: 19 states
  - — Credit, capital, liquidity, profitability thresholds
- No First Republic, PacWest, Western Alliance, etc.

CAPSTAR FINANCIAL HOLDINGS, INC. 6

1Q23 Financial Results

Financial Results (Dollars in millions, except per share data) GAAP 1Q23 Favorable/(Unfavorable)   4Q22 1Q22 Net Interest Income $23.22 -7% 10% Noninterest Income $6.27 0% -31% Revenue $29.49 -6% -2% Noninterest Expense $19.05 -15% -7% Pre-tax Pre-provision Income $10.44 -29% -16% Provision for Credit Losses $2.44 -58% -411% Net Income $6.45 -38% -40% Diluted Earnings per Share $0.30 -37% -38%

    1Q23 4Q22 1Q22                 Profitability   Net Interest Margin(1) 3.24% 3.44% 2.97%   Efficiency Ratio(2) 64.60% 53.23% 58.67%   Pretax Preprovision Income / Assets(3) 1.34% 1.86% 1.61%   Return on Average Assets 0.83% 1.31% 1.37%   Return on Average Tangible Equity 8.51% 13.59% 13.02% Growth Total Assets (Avg) $3,150 $3,125 $3,153 Growth   Total Deposits (Avg) $2,691 $2,663 $2,705   Total Loans HFI (Avg) $2,348 $2,309 $2,002   Diluted Earnings per Share $0.30 $0.47 $0.48 Tangible Book Value per Share $14.43 $14.19 $14.49 Soundness   Net Charge-Offs to Average Loans (Annualized) 0.03% 0.03% 0.01%   Non-Performing Assets / Loans + OREO 0.42% 0.46% 0.18%   Allowance for Credit Losses on Loans + Fair Value Mark / Loans 1.14% 1.13% 1.16%   Common Equity Tier 1 Capital 12.07% 12.61% 13.58%   Total Risk Based Capital 14.20% 14.51% 15.60% Key Performance Indicators Calculated on a tax equivalent basis. Efficiency ratio is Noninterest expense divided by the sum of net interest income and noninterest income. Pre-tax Pre-provision ROA calculated as ROA excluding the effect of income tax expense and provision expense. (Dollars in millions, except for per share data)

Loan Portfolio Growth Average HFI loan growth of 6.8% and 16.6% EOP linked-quarter annualized 1Q23 production of $128MM (annualized $521MM) in HFI loans 1Q23 - $128MM 2022 - $721MM 2021 - $674MM 2020 - $445MM New origination yields Fixed – 6.77% Variable – 7.37% Total - 7.08% Commercial loan pipeline has slowed due to reduced market demand and our cutback in CRE; current pipeline approximately $220MM Loan HFI Composition (EOP) End of Period Balances as of March 31, 2023 Total of $2.4B Commercial and Industrial includes owner occupied commercial real estate (1)

Net Interest Income / Margin(1) Calculated on a tax equivalent basis. 1Q23 NIM of 3.24% declined 20 bps vs 4Q22 due to increased deposit pricing pressure Deposit costs increased 58 bps vs 4Q22 1Q23 loan yield increased 46 bps vs 4Q22 Disciplined pricing with 1Q23 spread of ~2.18% vs. FHLB funds transfer pricing NII and NIM outlook Continued NIM pressure reflecting accelerating deposit betas due to elevated competitive pricing and deposit shift into higher cost categories

Loan Portfolio Performance (1) Net charge-offs remained low totaling $165K, or 0.03% for the first quarter 2023 Within delinquencies: $5.8MM related to one relationship which is 30 days past due and secured with guaranties Total Criticized and Classified loans increased 45 bps due to a single credit. Loan is current and fully collateralized

Allowance for Credit Losses on Loans As a result of adopting CECL on January 1, 2023, increased the allowance on credit losses on loans by $1.5MM and the reserve for off-balance sheet exposures by $3.4MM Provision for Credit Losses of $2.44MM for the quarter comprised of: $2.0MM provision for sub-debt loss (Signature Bank) $0.1MM provision due to change in loan composition $0.4MM provision for off-balance sheet credit exposures The Allowance for Unfunded Commitments as of 1Q23 was $4.1MM, or 0.47% of unfunded commitments, an increase from $0.3MM or 0.04% 4Q22

Noninterest Income

	Three Months Ended				
(Dollars in thousands)	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Noninterest Income					
Deposit Service Charges	$ 1,368	$ 1,206	$ 1,251	$ 1,182	$ 1,142
Interchange and Debit Transaction Fees	1,038	1,250	1,245	1,336	1,222
Mortgage Banking	1,293	637	765	1,705	1,966
Tri-Net	-	39	(2,059)	(73)	2,171
Wealth Management	374	403	385	459	440
SBA Lending	1,091	1,446	560	273	222
Net Gain on Sale of Securities	5	1	7	0	0
Other	1,106	1,303	1,118	994	1,926
Total Noninterest Income	**$ 6,275**	**$ 6,285**	**$ 3,272**	**$ 5,876**	**$ 9,089**
Average Assets	***$ 3,150,436***	***$ 3,124,928***	***$ 3,146,841***	***$ 3,128,864***	***$ 3,153,320***
Noninterest Income / Average Assets	***0.81%***	***0.80%***	***0.41%***	***0.75%***	***1.17%***
Revenue	***29,494***	***31,244***	***28,825***	***$ 30,316***	***$ 30,229***
% of Revenue	***21%***	***20%***	***11%***	***19%***	***30%***

- Stable deposit service charge and interchange revenue
- Mortgage gain on sale revenue improvement beginning to reflect return to more normalized margins and modestly increasing originations
- Tri-Net successfully completed a single origination that was sold at a premium in early 2Q23
- 1Q23 SBA Lending originations include approximately $750K of additional fees to be recognized likely in 2Q23 and 3Q23
- Other down due to lower SBIC income Q1 ($209K) and Gain on Sale of OREO in 4Q22 of $95K

CAPSTAR FINANCIAL HOLDINGS, INC. 14

Residential Mortgage Income Mortgage origination volumes have increased 19% from 4Q22 Anticipated to stay in this range in the present interest rate environment Our primary focus continue to be on purchase money volume Mortgage banking revenue increased $656K in 1Q23 with margins returning to more normal levels at 2.42% despite normal winter seasonality

SBA Expansion Target Borrower Profile: Business Acquisition Owner Occupied Real Estate Business Expansion Target Experience: Consistent BDO Origination >$20MM/year 10+ years line and support experience with a well-run SBA lender Risk Management: Robust servicing according to SBA requirements Robust SBA specific loan review by an external loan review firm on a regular basis Primarily originate variable rate term loans through the SBA 7(a) program generally with a guaranty of 75% of principal Four Revenue Drivers: Interest Income Gain on Sale Fees Servicing Income Packaging Income

Noninterest Expense Three Months Ended Three Months Ended (Dollars in thousands) March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 Noninterest Expense  Salaries and Employee Benefits $ 10,341 $ 9,875 $ 8,712 $ 9,209 $ 10,269 Data Processing and Software 3,211 2,797 2,861 2,847 2,647 Occupancy 1,193 1,032 1,092 1,076 1,099 Equipment 822 753 743 783 709 Professional Services 788 522 468 506 679 Regulatory Fees 413 266 269 265 280 Amortization of Intangibles 384 399 415 430 446 Other 1,904 984 3,371 1,959 1,607 Total Noninterest Expense $ 19,054 $ 16,628 $ 17,931 $ 17,075 $ 17,736 Efficiency Ratio 64.60% 53.23% 62.21% 56.32% 58.67% Average Assets $ 3,150,436 $ 3,124,928 $ 3,146,841 $ 3,128,864 $ 3,153,320 Noninterest Expense / Average Assets 2.45% 2.11% 2.26% 2.19% 2.28% FTE 401 397 387 391 397 Salaries and Employee Benefits increase includes the SBA expansion ($180K), increased payroll tax expense ($314K), lower deferred loan expense ($111K) Regulatory Fees increase due to increased FDIC expense Other expense increase due to $700K recovery in 4Q22 for operational loss and timing of marketing expenses.

Internal Investment Primary Focus – investing in our core business Seeking organic growth that meets or exceeds our cost of capital Chattanooga, Knoxville, Asheville and Rutherford/Williamson markets current loan outstandings ~$690MM Dividends Targeting 20-30% payout ratio Announced $0.11 dividend in 1Q23 Share Repurchase At times, our stock is our best investment Purchased 465,834 shares through March 31, 2023 Announced a new $10.0MM buyback authorization with $5.4MM remaining M&A Must have strong strategic rationale Disciplined pricing Capital Allocation Strategies 1 2 3 (1) (1) (1) (1) (1) Source: S&P Capital IQ, Peer Medians based on Selected Nationwide Major Exchange Banks and Thrifts with Assets $2.0 Billion - $6.5 Billion as of 4Q22. 4

Credit Culture and CRE Detail

Focused on small to medium-sized businesses and consumer lending Diversified by type, industry and geography Experienced lenders and underwriters Collateral and personal guaranties standard Participations avoided Big bets discouraged Balanced Loan Portfolio Loan Composition (EOP) End of Period Balances as of March 31, 2023 Total of $2.4B Commercial & Industrial includes owner occupied real estate

CRE Unfunded Funded $ in millions End of Period Balances as of March 31, 2023 $944MM End of Period Balances as of March 31, 2023 $209MM

$130MM portfolio, with over 99% of balances in-market Average loan size of $2.8MM Only 11% of loan balances are in Central Business Districts Market data: Chattanooga – 15% of portfolio CBD – 78% Non-CBD – 22% Knoxville – 3% of portfolio CBD – 0% Non-CBD – 100% Nashville – 64% of portfolio CBD – 15% Non-CBD – 85% Other – 18% of portfolio CBD – 6% Non-CBD – 94% CRE Office Portfolio

Larger projects, typically with professional developers or specialized R/E types (i.e. multi-family, hotels) Equity of 35-45% Amortization terms up to 30 years Single location projects limited to $20 mil maximum DSC minimum of 1.15x for multi-family; 1.20x and above for other property types Usually limited guaranties; non-recourse is not uncommon upon stabilization. Smaller projects, generally less than $5 mil Equity of 20% or more Amortization terms typically 20 years or less Single location projects limited to $20 mil maximum DSC minimum of 1.25x or more, depending on property type Full guaranties Originations are typically packaged and sold; $105MM held in 2022 due to change in market rates Only credit grade tenants with leases of 10 or more years Average equity of 30-35% Amortization up to 30 years DSC target of 1.4x to 1.7x Full and limited guaranties CRE General Underwriting Guidelines by Line of Business CRE Division $501MM (53%) Markets $338MM (36%) Tri-Net $105MM (11%) Outstanding balances as of 3/31/2023

CRE Maturity Schedule $ In millions Maturity Schedule CRE Category 2023 2024 2025 >2025 MultiFamily $2.2 $73.6 $90.4 $156.3 Retail 3.1 16.1 18.7 195.3 Hospitality 52.2 7.2 20.0 62.9 Office 11.2 7.1 15.9 103.2 Land 63.9 25.3 24.3 22.3 Warehouse/Industrial 0.3 0.0 14.0 71.9 Storage 0.0 0.3 0.0 43.6 Healthcare 0.0 4.6 2.8 21.3 Other 4.9 0.2 5.8 12.1 Total $137.7 $134.4 $192.1 $688.8

Annual reviews are done for all relationships with at least $1.5 mil in total bank exposure External Loan Reviews are performed two times per year Leases are reviewed during underwriting and periodically thereafter. Rollover risk is analyzed at inception and during annual reviews. Detailed market studies are reviewed during underwriting Repayment capacity is stressed for interest rate and occupancy sensitivity during underwriting Concentration limits are specified for various types of CRE loans and each segment is reviewed on a monthly basis CRE Review Process

Appendix: Other Financial Results and Non-GAAP Reconciliations

  (Dollars in thousands, except per share information) March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 TANGIBLE EQUITY Total Shareholders’ Equity $ 353,911 $ 354,182 $ 347,365 $ 357,735 $ 368,917 Less: Intangible Assets 45,685 46,069 46,468 46,883 47,313 Tangible Equity 308,226 308,113 300,897 310,852 321,604 TANGIBLE EQUITY TO TANGIBLE ASSETS Tangible Equity $ 308,226 $ 308,113 $ 300,897 $ 310,852 $ 321,604 Total Assets 3,232,751 3,117,169 3,165,706 3,096,537 3,190,749 Less: Intangible Assets 45,685 46,069 46,468 46,883 47,313 Tangible Assets 3,187,066 3,071,100 3,119,238 3,049,654 3,143,436 Tangible Equity to Tangible Assets 9.67% 10.03% 9.65% 10.19% 10.23% TANGIBLE BOOK VALUE PER SHARE, REPORTED Tangible Equity $ 308,226 $ 308,113 $ 300,897 $ 310,852 $ 321,604 Shares of Common Stock Outstanding 21,361,614 21,714,380 21,931,624 21,934,554 22,195,071 Tangible Book Value Per Share, Reported $ 14.43 $ 14.19 $ 13.72 $14.17 $14.49 Non-GAAP Financial Measures

  Three Months Ended Three Months Ended (Dollars in thousands, except per share information) March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 RETURN ON AVERAGE TANGIBLE EQUITY (ROATE) Total Average Shareholders’ Equity $ 352,994 $ 348,027 $ 364,138 $ 361,150 $ 380,039 Less: Average Intangible Assets 45,935 46,328 46,737 47,160 47,604 Average Tangible Equity 307,059 301,699 317,401 313,990 332,435 Net Income 6,446 10,333 8,039 9,972 10,673 Return on Average Tangible Equity (ROATE) 8.51% 13.59% 10.05% 12.74% 13.02% Non-GAAP Financial Measures

  Three Months Ended Three Months Ended (Dollars in thousands, except per share information) March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 ADJUSTED NET INCOME Net Income $ 6,446 $ 10,333 $ 8,039 $ 9,972 $ 10,673 Add: Operational Losses / (Recoveries)   (734) 2,197 - - Add: Tri-Net Losses     2,059 - - Less: Executive Incentive Reversal     (770) - - Less: Income Tax Impact 143 (680) - - Adjusted Net Income $ 6,446 $ 9,742 $ 10,846 $ 9,972 $ 10,673 ADJUSTED DILUTED NET INCOME PER SHARE Adjusted Net Income $ 6,446 $ 9,742 $ 10,846 $ 9,972 $ 10,673 Average Diluted Shares Outstanding 21,595,182 21,926,821 21,988,085 22,074,260 22,254,644 Adjusted Diluted Net Income per Share $0.30 $0.44 $0.49 $0.45 $0.48 ADJUSTED RETURN ON AVERAGE ASSETS (ROAA) Adjusted Net Income $ 6,446 $ 9,742 $ 10,846 $ 9,972 $ 10,673 Total Average Assets 3,150,436 3,124,928 3,146,841 3,128,864 3,153,320 Adjusted Return on Average Assets (ROAA) 0.83% 1.24% 1.37% 1.28% 1.37% Non-GAAP Financial Measures Adjusted results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations above using an income tax rate of 19.50%.

  Three Months Ended Three Months Ended (Dollars in thousands, except per share information) March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 ADJUSTED NONINTEREST EXPENSE Noninterest Expense $ 19,054 $ 16,628 $ 17,931 $ 17,075 $ 17,736 Less: Operational (Losses) / Recoveries   734 (2,197) - - Add: Executive Incentive Reversal - - 770 - - Adjusted Noninterest Expense $ 19,054 $ 17,362 $ 16,504 $ 17,075 $ 17,736 ADJUSTED NONINTEREST INCOME Noninterest Income $ 6,275 $ 6,285 $ 3,272 $ 5,876 $ 9,089 Add: Tri-Net Loss - - 2,059 - - Adjusted Noninterest Income $ 6,275 $ 6,285 $ 5,331 $ 5,876 $ 9,089 ADJUSTED EFFICIENCY RATIO Adjusted Noninterest Expense $ 19,054 $ 17,362 $ 16,504 $ 17,075 $ 17,736 Net Interest Income 23,219 24,959 25,553 24,440 21,140 Adjusted Noninterest Income 6,275 6,285 5,331 5,876 9,089 Adjusted Total Revenues 29,494 31,244 30,884 30,316 30,229 Adjusted Efficiency Ratio 64.60% 55.57% 53.44% 56.32% 58.67% Non-GAAP Financial Measures Adjusted results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations above using an income tax rate of 19.50%.

CapStar Financial Holdings, Inc. 1201 Demonbreun Street, Suite 700 Nashville, TN 37203 Mail: P.O. Box 305065 Nashville, TN 37230-5065 (615) 732-6400 Telephone www.capstarbank.com (615) 732-6455 Email: ir@capstarbank.com Contact Information Investor Relations Executive Leadership Mike Fowler Chief Financial Officer CapStar Financial Holdings, Inc. (615) 732-7404 Email: mike.fowler@capstarbank.com Corporate Headquarters